UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2007

ST. JUDE MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-8672	41-1276891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lillehei Plaza, St. Paul, MN	55117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (651) 483-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In a press release issued on April 19, 2007, St. Jude Medical, Inc. announced a proposed offering of $1 billion in aggregate principal amount of convertible senior debentures due December 2008 in a private offering, subject to market conditions and other factors, plus up to $200 million aggregate principal amount of additional debentures at the option of the initial purchaser to cover over-allotments. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release issued by St. Jude Medical, Inc. dated April 19, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JUDE MEDICAL, INC.

Dated:	April 19, 2007	By:	/s/ Pamela S. Krop
Pamela S. Krop Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued by St. Jude Medical, Inc. dated April 19, 2007.